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The following communication is designed to provide an overview of our business in assessing technology capabilities across its businesses.

INTRODUCTION



ROB CRANE
PROCESS TECHNOLOGY MANAGER AND ASSESSMENT LEAD,
EXXONMOBIL RESEARCH AND ENGINEERING

1

CAUTIONARY STATEMENT • Statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and mix; the impacts of the COVID-19 pandemic and current industry oversupply conditions on ExxonMobil’s business and results; price and margin recovery; planned capital and operating expense reductions and efficiencies; future cash flows, dividends, cash and debt balances, and capital allocation; corporate and financing expenses; volume/production growth and mix; the total amount and mix of capital expenditures; resource recoveries; production rates; rates of return; development costs; project plans, timing, costs, and capacities; drilling programs and improvements; product sales and mix; accounting and financial reporting effects resulting from market developments and ExxonMobil’s responsive actions; and the impact of technology, including impacts on capital efficiency, production and greenhouse gas emissions, could differ materially due to a number of factors including global or regional changes in oil, gas, petrochemicals, or feedstock prices, differentials, or other market or economic conditions affecting the oil, gas, and petrochemical industries and the demand for our products; the outcome of government policies and actions, including actions taken to address COVID-19and to maintain the functioning of national and global economies and markets; the severity, length and ultimate impact of COVID-19 on people and economies and the timing and pace of regional and global economic recovery; the ability to access short-and long-term debt markets on a timely and affordable basis; the ability to realize efficiencies within and across our business lines and to maintain cost reductions without impairing our competitive positioning; the impact of company actions to protect the health and safety of employees, vendors, customers, and communities; reservoir performance; the outcome and timing of exploration and development projects; timely completion of construction projects; war and other security disturbances, including shipping blockades or harassment; political factors including changes in local, national, or international policies affecting our business; or changes in law or government regulation, including trade sanctions, tax and environmental regulations; the outcome of commercial negotiations and impact of commercial terms; actions of competitors and commercial counterparties; actions of consumers; opportunities for and regulatory approval of investments or divestments that may arise; the outcome of research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties; and other factors discussed here and under the heading Factors Affecting Future Results in the Investors section of our website at exxonmobil.com. All forward-looking statements are based on management’s knowledge and reasonable expectations at the time of this presentation and we assume no duty to update these statements as of any future date. • Forward-looking statements in this release regarding project timing, returns, and results; targeted capital and operating expense reductions; market strategies; capital allocation; and other future plans, targets or key milestones refer to plans outlined in ExxonMobil’s press release dated April 7, 2020 and subsequent public disclosures including our first quarter earnings press release and conference call on May 1, 2020 and annual shareholders’ meeting on May 27, 2020. Forward-looking statements contained in our Investor Day held on March 5, 2020 were based on different capital plans prior to the impacts of the COVID-19 pandemic, governments’ responses to the pandemic, and other market factors on ExxonMobil’s business. These forward-looking statements from Investor Day should not be relied upon to represent ExxonMobil’s future business plans or results of operations. Updates on the timing of some projects have been provided, but are not meant to represent a complete view of all projects where timing could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. All forward-looking statements, including project timing, may be further impacted by the continuation of the COVID-19 pandemic, government responses to the pandemic, or other market factors. • Reconciliations and definitions of non-GAAP measures and other terms are provided in the text or in the supplemental information accompanying these slides. 2CAUTIONARY STATEMENT • Statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and mix; the impacts of the COVID-19 pandemic and current industry oversupply conditions on ExxonMobil’s business and results; price and margin recovery; planned capital and operating expense reductions and efficiencies; future cash flows, dividends, cash and debt balances, and capital allocation; corporate and financing expenses; volume/production growth and mix; the total amount and mix of capital expenditures; resource recoveries; production rates; rates of return; development costs; project plans, timing, costs, and capacities; drilling programs and improvements; product sales and mix; accounting and financial reporting effects resulting from market developments and ExxonMobil’s responsive actions; and the impact of technology, including impacts on capital efficiency, production and greenhouse gas emissions, could differ materially due to a number of factors including global or regional changes in oil, gas, petrochemicals, or feedstock prices, differentials, or other market or economic conditions affecting the oil, gas, and petrochemical industries and the demand for our products; the outcome of government policies and actions, including actions taken to address COVID-19and to maintain the functioning of national and global economies and markets; the severity, length and ultimate impact of COVID-19 on people and economies and the timing and pace of regional and global economic recovery; the ability to access short-and long-term debt markets on a timely and affordable basis; the ability to realize efficiencies within and across our business lines and to maintain cost reductions without impairing our competitive positioning; the impact of company actions to protect the health and safety of employees, vendors, customers, and communities; reservoir performance; the outcome and timing of exploration and development projects; timely completion of construction projects; war and other security disturbances, including shipping blockades or harassment; political factors including changes in local, national, or international policies affecting our business; or changes in law or government regulation, including trade sanctions, tax and environmental regulations; the outcome of commercial negotiations and impact of commercial terms; actions of competitors and commercial counterparties; actions of consumers; opportunities for and regulatory approval of investments or divestments that may arise; the outcome of research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties; and other factors discussed here and under the heading Factors Affecting Future Results in the Investors section of our website at exxonmobil.com. All forward-looking statements are based on management’s knowledge and reasonable expectations at the time of this presentation and we assume no duty to update these statements as of any future date. • Forward-looking statements in this release regarding project timing, returns, and results; targeted capital and operating expense reductions; market strategies; capital allocation; and other future plans, targets or key milestones refer to plans outlined in ExxonMobil’s press release dated April 7, 2020 and subsequent public disclosures including our first quarter earnings press release and conference call on May 1, 2020 and annual shareholders’ meeting on May 27, 2020. Forward-looking statements contained in our Investor Day held on March 5, 2020 were based on different capital plans prior to the impacts of the COVID-19 pandemic, governments’ responses to the pandemic, and other market factors on ExxonMobil’s business. These forward-looking statements from Investor Day should not be relied upon to represent ExxonMobil’s future business plans or results of operations. Updates on the timing of some projects have been provided, but are not meant to represent a complete view of all projects where timing could be impacted by the current pandemic, the government responses to the pandemic, or other market factors. All forward-looking statements, including project timing, may be further impacted by the continuation of the COVID-19 pandemic, government responses to the pandemic, or other market factors. • Reconciliations and definitions of non-GAAP measures and other terms are provided in the text or in the supplemental information accompanying these slides. 2

CAPABILITY ASSESSMENT FOR TECHNOLOGY: OBJECTIVE Assess technology capabilities (people, equipment, labs, tools, approaches) within the discovery / development / deployment / improvement / sustainment pipeline across ExxonMobil Expert panels provide input: • Where new capabilities are required • Where and how capabilities should be strengthened • What can be de-emphasized or accomplished another way • Where there are opportunities for improved effectiveness or efficiency 3CAPABILITY ASSESSMENT FOR TECHNOLOGY: OBJECTIVE Assess technology capabilities (people, equipment, labs, tools, approaches) within the discovery / development / deployment / improvement / sustainment pipeline across ExxonMobil Expert panels provide input: • Where new capabilities are required • Where and how capabilities should be strengthened • What can be de-emphasized or accomplished another way • Where there are opportunities for improved effectiveness or efficiency 3

BUSINESS BRIEFINGS FOR PANELISTS

- Video recordings:

Introduction	Rob Crane	Process Technology Manager, EMRE*
Energy Outlook	Vijay Swarup	VP, Research & Development, EMRE
Upstream Business Objectives	Michael Deal	VP, Upstream Research, Technology and Development, UIS*
Fuels Value Chain Business Objectives	Richard Senior	VP, Fuels, Process & Optimization Technology, EMRE
Lubes Value Chain Business Objectives	Mike Kerby	VP, Lubricants Technology, EMRE
Chemical Business Objectives	Dave McConville	VP, Chemical Technology, EMCC*
Corporate Objectives	Vijay Swarup	VP, Research & Development, EMRE
Org Overview and History of Innovation	Vijay Swarup	VP, Research & Development, EMRE
Summary and Next Steps	Rob Crane	Process Technology Manager, EMRE

- Live Q&A Sessions (90 min each): Feb 19, Mar 8, Mar 30

*EMRE = ExxonMobil Research & Engineering
*UIS = Upstream Integrated Solutions
*EMCC = ExxonMobil Chemical Company

ExxonMobil

4

SUPPLEMENTAL INFORMATION Important information and assumptions regarding certain forward-looking statements. Forward-looking statements contained in this presentation are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to grow Upstream production volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $60/bbl Brent crude prices and $3.00/mbtu Henry Hub for natural gas prices, which reflect five year historical averages. Unless otherwise specified, crude prices are Brent prices. Except where noted as solely Henry Hub, for natural gas we have used management’s internal price assumptions for the relevant natural gas markets. All crude and natural gas prices for future years are adjusted for inflation from 2019. Downstream and Chemical margins reflect five year historical averages from 2015 to 2019. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential coronavirus effects. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements.. 5SUPPLEMENTAL INFORMATION Important information and assumptions regarding certain forward-looking statements. Forward-looking statements contained in this presentation are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to grow Upstream production volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $60/bbl Brent crude prices and $3.00/mbtu Henry Hub for natural gas prices, which reflect five year historical averages. Unless otherwise specified, crude prices are Brent prices. Except where noted as solely Henry Hub, for natural gas we have used management’s internal price assumptions for the relevant natural gas markets. All crude and natural gas prices for future years are adjusted for inflation from 2019. Downstream and Chemical margins reflect five year historical averages from 2015 to 2019. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential coronavirus effects. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements.. 5

SUPPLEMENTAL INFORMATION Non-GAAP and other measures. With respect to historical periods, reconciliation information for non-GAAP measures is included with the relevant definition below or as noted below in the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com. For future periods, we are unable to provide a reconciliation of forward-looking non- GAAP measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. Definitions and non-GAAP financial measure reconciliations Base assets. Base assets means all Upstream producing assets excluding Permian, Bakken, Guyana, LNG growth projects, and exploration activities. Cash Operating Costs. Cash operating costs consist of (1) Production and manufacturing expenses, (2) Selling, general and administrative expenses, and (3) Exploration expenses, including dry holes from ExxonMobil’s consolidated statement of income. The sums of these income statement lines serve as an indication of cash operating costs and do not reflect the total cash operating costs of the Corporation. This measure is useful in understanding the Corporation’s efforts to conserve cash on hand while progressing planned projects. Divestments. Divestments represent the unadjusted sale price specified in the applicable contract of sale as of the effective date for asset divestiture agreements which the corporation or one of its affiliates has executed since January 1, 2019. Actual final sale price and cash proceeds may differ in amount and timing from the divestment value depending on applicable contract terms. 6SUPPLEMENTAL INFORMATION Non-GAAP and other measures. With respect to historical periods, reconciliation information for non-GAAP measures is included with the relevant definition below or as noted below in the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com. For future periods, we are unable to provide a reconciliation of forward-looking non- GAAP measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. Definitions and non-GAAP financial measure reconciliations Base assets. Base assets means all Upstream producing assets excluding Permian, Bakken, Guyana, LNG growth projects, and exploration activities. Cash Operating Costs. Cash operating costs consist of (1) Production and manufacturing expenses, (2) Selling, general and administrative expenses, and (3) Exploration expenses, including dry holes from ExxonMobil’s consolidated statement of income. The sums of these income statement lines serve as an indication of cash operating costs and do not reflect the total cash operating costs of the Corporation. This measure is useful in understanding the Corporation’s efforts to conserve cash on hand while progressing planned projects. Divestments. Divestments represent the unadjusted sale price specified in the applicable contract of sale as of the effective date for asset divestiture agreements which the corporation or one of its affiliates has executed since January 1, 2019. Actual final sale price and cash proceeds may differ in amount and timing from the divestment value depending on applicable contract terms. 6

SUPPLEMENTAL INFORMATION Moody’s Debt / Book Capitalization. For historical periods, Debt / Book Capitalization is sourced as of third quarter 2019 from Moody’s Investors Service and calculated using Moody’s standard adjustments. Year-end 2019 and projected future potential for ExxonMobil estimated by ExxonMobil based on a consistent methodology. Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Processability. Processability refers to throughput (kg/h) for polyethylene. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Properties. Properties refers to film strength measurements for polyethylene. Resources, resource base, and recoverable resources. These and similar terms refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved reserves but that are expected to be ultimately recoverable. The term “resource base” or similar terms are not intended to correspond to SEC definitions such as “probable” or “possible” reserves. “Potential” resource amounts are not currently included in the resource base. Returns, investment returns, project returns. Unless referring specifically to ROCE or external data, references to returns, investment returns, project returns, and similar terms mean discounted cash flow returns based on current company estimates. Future investment returns exclude prior exploration and acquisition costs. 7SUPPLEMENTAL INFORMATION Moody’s Debt / Book Capitalization. For historical periods, Debt / Book Capitalization is sourced as of third quarter 2019 from Moody’s Investors Service and calculated using Moody’s standard adjustments. Year-end 2019 and projected future potential for ExxonMobil estimated by ExxonMobil based on a consistent methodology. Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Processability. Processability refers to throughput (kg/h) for polyethylene. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Properties. Properties refers to film strength measurements for polyethylene. Resources, resource base, and recoverable resources. These and similar terms refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved reserves but that are expected to be ultimately recoverable. The term “resource base” or similar terms are not intended to correspond to SEC definitions such as “probable” or “possible” reserves. “Potential” resource amounts are not currently included in the resource base. Returns, investment returns, project returns. Unless referring specifically to ROCE or external data, references to returns, investment returns, project returns, and similar terms mean discounted cash flow returns based on current company estimates. Future investment returns exclude prior exploration and acquisition costs. 7

SUPPLEMENTAL INFORMATION Other information All references to production rates and project capacity are on a gross basis, unless otherwise noted. References to resource size are on a net basis, unless otherwise noted. This presentation refers to ExxonMobil’s 2019 Outlook for Energy. The Outlook for Energy includes ExxonMobil’s internal estimates of both historical levels and projections of challenging topics such as energy demand, supply and trends through 2040 based on internal data and analyses as well as publicly available information from many external sources including the International Energy Agency. Separate from ExxonMobil’s analysis, the Outlook for Energy includes a number of third party scenarios such as the EMF 27 scenarios and the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. Work on the 2019 Outlook for Energy was conducted during 2018 and the first half of 2019. We have not taken any steps and assume no duty to update this analysis as of any future date and neither further distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of this analysis as of any future date. The Human Development Index (HDI) vs. Energy Consumption chart on page 11 displays a subset of data contained on page 6 of the Outlook for Energy. Not all countries are represented on the chart. Given the x-axis is a logarithmic scale, there may be visual variances from the 2019 Outlook for Energy. 8SUPPLEMENTAL INFORMATION Other information All references to production rates and project capacity are on a gross basis, unless otherwise noted. References to resource size are on a net basis, unless otherwise noted. This presentation refers to ExxonMobil’s 2019 Outlook for Energy. The Outlook for Energy includes ExxonMobil’s internal estimates of both historical levels and projections of challenging topics such as energy demand, supply and trends through 2040 based on internal data and analyses as well as publicly available information from many external sources including the International Energy Agency. Separate from ExxonMobil’s analysis, the Outlook for Energy includes a number of third party scenarios such as the EMF 27 scenarios and the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. Work on the 2019 Outlook for Energy was conducted during 2018 and the first half of 2019. We have not taken any steps and assume no duty to update this analysis as of any future date and neither further distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of this analysis as of any future date. The Human Development Index (HDI) vs. Energy Consumption chart on page 11 displays a subset of data contained on page 6 of the Outlook for Energy. Not all countries are represented on the chart. Given the x-axis is a logarithmic scale, there may be visual variances from the 2019 Outlook for Energy. 8

SUPPLEMENTAL INFORMATION Other information, continued ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived (e.g., ROCE), done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 9SUPPLEMENTAL INFORMATION Other information, continued ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived (e.g., ROCE), done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 9

DEVELOPING OUR
ENERGY FUTURE
ExxonMobil
VIJAY SWARUP
VICE PRESIDENT OF RESEARCH AND DEVELOPMENT

ENERGY IS ESSENTIAL TO HUMAN PROGRESS U.N. HUMAN DEVELOPMENT INDEX 2017 INDEX ~50% of the global population lives in countries that rank low to medium on the U. N.’s Human Development Index Source: United Nations, ExxonMobil estimatesENERGY IS ESSENTIAL TO HUMAN PROGRESS U.N. HUMAN DEVELOPMENT INDEX 2017 INDEX ~50% of the global population lives in countries that rank low to medium on the U. N.’s Human Development Index Source: United Nations, ExxonMobil estimates

TOP 3 SECTORS ACCOUNT FOR 80% OF THE WORLD’S ENERGY-RELATED EMISSIONS 2017 global energy-related CO2 emissions by sector (Billion tonnes) 15 10 5 0 Power Industrial Commerical Light-duty Residential / generation transportation transportation Commerical ExxonMobil Energy Outlook 2019 See Supplemental Information OECD Non-OECDTOP 3 SECTORS ACCOUNT FOR 80% OF THE WORLD’S ENERGY-RELATED EMISSIONS 2017 global energy-related CO2 emissions by sector (Billion tonnes) 15 10 5 0 Power Industrial Commerical Light-duty Residential / generation transportation transportation Commerical ExxonMobil Energy Outlook 2019 See Supplemental Information OECD Non-OECD

HISTORICAL EMISSION MITIGATION MOSTLY THROUGH HIGHER EFFICIENCY – ENERGY SYSTEMS MUST CHANGE TO MEET SOCIETY'S CLIMATE GOALS





KBTU OF ENERGY USED PER DOLLAR OF GLOBAL GDP
12
10
8
6
4
2
0
ENERGY EFFICIENCY
2018 Outlook for Energy performance pathway
2040 hypothetical 2° C performance levels*
1980
2015
2040
DECARBONIZATION
0
20
40
60
80
TONNE CO_2 PER BILLION BTU OF GLOBAL ENERGY

* Based on average Stanford EMF27 full technology / 450ppm scenarios' CO_2 emissions (~20 billion tonnes including energy and industrial processes), ExxonMobil GDP assumptions consistent with 2018 Outlook

ENERGY DIVERSITY – 2040 PROJECTED ENERGY MIX Oil Gas Coal Bioenergy Nuclear Wind | Solar Other Renewables 28% 25% 19% 11% 5% 5% 7% Source: IEAENERGY DIVERSITY – 2040 PROJECTED ENERGY MIX Oil Gas Coal Bioenergy Nuclear Wind | Solar Other Renewables 28% 25% 19% 11% 5% 5% 7% Source: IEA

ENERGY MIX SLOW TO CHANGE – OIL AND GAS NEEDED FOR DECADES ENERGY DEMAND IEA Stated Policies IEA SUSTAINABLE QUADS Scenario DEVELOPMENT SCENARIO, <2°C PATHWAY 750 Wind, Solar 500 Other renew. Nuclear Gas 250 Oil Coal 0 Bioenergy 1970 1980 1990 2000 2010 2019 2030 2040 2030 Source: IEA 2040ENERGY MIX SLOW TO CHANGE – OIL AND GAS NEEDED FOR DECADES ENERGY DEMAND IEA Stated Policies IEA SUSTAINABLE QUADS Scenario DEVELOPMENT SCENARIO, <2°C PATHWAY 750 Wind, Solar 500 Other renew. Nuclear Gas 250 Oil Coal 0 Bioenergy 1970 1980 1990 2000 2010 2019 2030 2040 2030 Source: IEA 2040

PROGRESSING SOLUTIONS DEPLETION SUPPORTS NEED FOR OIL & GAS INVESTMENTS UNDER ANY SCENARIO Global oil supply estimates (Million oil-equivalent barrels per day) 120 IEA STEPS demand 100 80 Average demand based on IPCC o Lower 2 C scenarios IEA SDS demand New supply required 60 40 20 Decline without investment 0 2019 2040 Excludes biofuels; Source: IHS, IEA, IPCC SR1.5, EM analyses o o 2 C scenarios based on IPCC Lower 2 C scenarios $12 trillion investments over the next 20 years are needed to support oil and gas demand (IEA)PROGRESSING SOLUTIONS DEPLETION SUPPORTS NEED FOR OIL & GAS INVESTMENTS UNDER ANY SCENARIO Global oil supply estimates (Million oil-equivalent barrels per day) 120 IEA STEPS demand 100 80 Average demand based on IPCC o Lower 2 C scenarios IEA SDS demand New supply required 60 40 20 Decline without investment 0 2019 2040 Excludes biofuels; Source: IHS, IEA, IPCC SR1.5, EM analyses o o 2 C scenarios based on IPCC Lower 2 C scenarios $12 trillion investments over the next 20 years are needed to support oil and gas demand (IEA)

PROGRESSING SOLUTIONS ADDRESSING THE DUAL CHALLENGE PROVIDE PRODUCTS TO PROACTIVELY ENGAGING DEVELOP AND DEPLOY MITIGATING EMISSIONS HELP OUR CUSTOMERS ON CLIMATE-RELATED SCALABLE TECHNOLOGY IN COMPANY OPERATIONS REDUCE THEIR EMISSIONS POLICY SOLUTIONSPROGRESSING SOLUTIONS ADDRESSING THE DUAL CHALLENGE PROVIDE PRODUCTS TO PROACTIVELY ENGAGING DEVELOP AND DEPLOY MITIGATING EMISSIONS HELP OUR CUSTOMERS ON CLIMATE-RELATED SCALABLE TECHNOLOGY IN COMPANY OPERATIONS REDUCE THEIR EMISSIONS POLICY SOLUTIONS

ADVANCING ENERGY RESEARCH



KBTU OF ENERGY USED
PER DOLLAR OF GLOBAL GDP
12
10
8
6
4
2
0
2018 Outlook for Energy performance pathway
2040 hypothetical 2° C performance levels*
1980
2015
2040
ENERGY EFFICIENCY
BIOFUELS
CARBON CAPTURE
HYDROGEN
PROCESS INTENSIFICATION
DECARBONIZATION
0
20
40
60
80
TONNE CO_2 PER BILLION BTU OF GLOBAL ENERGY



IMPROVED RESOURCE CAPTURE
BIOFUELS
HYDROGEN
PROCESS INTENSIFICATION
CARBON CAPTURE

* Based on average Stanford EMF27 full technology / 450ppm scenarios' CO_2 emissions (~20 billion tonnes including energy and industrial processes), ExxonMobil GDP assumptions consistent with 2018 Outlook

UPSTREAM
MICHAEL DEAL
VICE PRESIDENT OF UPSTREAM RESEARCH,
TECHNOLOGY & DIGITAL DEVELOPMENT

EXXONMOBIL CORPORATION A fully integrated oil and gas company providing reliable, affordable energy to the world Upstream Chemical Fuels & Lubricants Exploration Development Production Gas & Power Fuels Value Lubricants Chemical Chain Value Chain Value Chains 20EXXONMOBIL CORPORATION A fully integrated oil and gas company providing reliable, affordable energy to the world Upstream Chemical Fuels & Lubricants Exploration Development Production Gas & Power Fuels Value Lubricants Chemical Chain Value Chain Value Chains 20

INDUSTRIES WHERE EXXONMOBIL DELIVERS SOLUTIONS Adhesives and sealants Agriculture Automotive Building and construction Compounding Commercial Marine Healthcare and medical Industrial applications Nonwovens Oil and gas Consumer products Packaging Transportation Wind energy Synthetic base stocks 21INDUSTRIES WHERE EXXONMOBIL DELIVERS SOLUTIONS Adhesives and sealants Agriculture Automotive Building and construction Compounding Commercial Marine Healthcare and medical Industrial applications Nonwovens Oil and gas Consumer products Packaging Transportation Wind energy Synthetic base stocks 21

SAFETY COMMITMENT Safety is a core value at ExxonMobil. We operate in a manner that helps protect our employees, contractors, customers and the communities where we operate. Our approach to safety includes identifying possible risks, implementing measures to prevent potential incidents, and educating employees and contractors about unsafe behaviors. For 27 years, our Operations Integrity Management System (OIMS) has established a set of worldwide expectations for addressing risks inherent to our business, including safety risks. Our work procedures embed OIMS into our everyday work processes at all levels of the organization. Personnel safety Emergency preparedness Lost-time incident rate* 2019 PERFORMANCE HIGHLIGHTS Process safety Incidents per 200,000 work hours From a Lost-Time Incident Rate (LTIR) ExxonMobil has an unwavering ExxonMobil is prepared to respond to a perspective, our workforce remains commitment to helping protect our wide array of emergency events, ~80% improvement in significantly safer than the industry as a people, the community and the including natural disasters, pandemics whole. XTO Energy, our unconventional environment by seeking to manage the and operational incidents. Regardless of lost-time incident rate exploration and production unit, continued risks inherent to our operations. Our the size, severity or cause of an event, each its year-on-year improvement trend and Operations Integrity Management System ExxonMobil facility and business unit has since 2000 achieved its best-ever LTIR results in 2019. (OIMS) serves as the foundation for access to trained responders and Our Fuels & Lubricants and Chemical managing process safety risks and resources. Cross-functional teams develop businesses continue to outperform their establishes clear process safety and practice emergency response tactics Since 2000, we have achieved a nearly 80 respective industry benchmarks. expectations, which are distributed through incident management teams and percent improvement in our workforce throughout our management systems. The emergency support groups around the lost-time incident rate. In 2019, we enhanced our focus on defining safeguards needed to protect against world. consistent Life Saving Actions, or process safety risks are built into OIMS and safeguards, for higher-consequence work integral to the way our facilities are This preparation enables ExxonMobil’s associated with lifting and rigging, and with designed, operated and maintained. We global operations to provide a robust work around mobile equipment. These verify and rigorously maintain these response in emergency situations to help actions are applicable to day-to-day safeguards to prevent or mitigate the protect the safety of people and the 27 years of OIMS activities where ExxonMobil and industry consequences of a process safety event. environment. ExxonMobil’s 2019 total workforce (employees and contractors) lost-time experience has shown tragic personnel incident rate per 200,000 work hours was 0.033, similar to our performance in For 27 years, our Operations Integrity safety outcomes still occur. We collaborate with our peers and 2018. In 2019, our employee total lost-time incident rate per 200,000 work In 2019, we carried out a Regional Management System has established a hours was 0.031 and our contractor lost-time incident rate per 200,000 work industry associations to share lessons Response Team exercise in Egypt to hours was 0.034. When compared with the American Petroleum Institute U.S. set of worldwide expectations for We work with our employees and learned. For example, we are actively petroleum industry workforce benchmark, ExxonMobil continues to be among demonstrate the readiness to plan and addressing risks inherent to our business, the industry leaders in safety performance.. contractors to understand Life Saving engaged in the Advancing Process Safety execute real-time field deployments including safety risks. Actions for these higher-consequence initiative, a collaborative effort between the *Incidents include injuries and illnesses. We base our safety data on effectively, based on the response actions information available at the time of publication. Workforce includes activities and how to verify critical, American Fuel and Petrochemical included in the Egyptian National Oil Spill employees and contractors. Depending on the reporting year, around 2 to 12 effective safeguards are in place before Manufacturers and the American Petroleum percent of the lost-time incidents are illness-related Contingency Plan. With more than 150 the work begins and during execution. Institute. The initiative aims to improve participants representing 27 countries, the With our focus on eliminating the most process safety performance across industry five day exercise strengthened alignment on serious incidents, we extended a steady by sharing experiences and knowledge response objectives between key multiyear improvement trend in 2019, while about process safety events, hazard stakeholders and the Regional Response also achieving a historically low rate of high- identification metrics and industry-proven Team. consequence injuries practices. Key Technology Capabilities Process Safety, Process Engineering, Materials Integrity, Facilities & Equipment, Process Control Systems 22SAFETY COMMITMENT Safety is a core value at ExxonMobil. We operate in a manner that helps protect our employees, contractors, customers and the communities where we operate. Our approach to safety includes identifying possible risks, implementing measures to prevent potential incidents, and educating employees and contractors about unsafe behaviors. For 27 years, our Operations Integrity Management System (OIMS) has established a set of worldwide expectations for addressing risks inherent to our business, including safety risks. Our work procedures embed OIMS into our everyday work processes at all levels of the organization. Personnel safety Emergency preparedness Lost-time incident rate* 2019 PERFORMANCE HIGHLIGHTS Process safety Incidents per 200,000 work hours From a Lost-Time Incident Rate (LTIR) ExxonMobil has an unwavering ExxonMobil is prepared to respond to a perspective, our workforce remains commitment to helping protect our wide array of emergency events, ~80% improvement in significantly safer than the industry as a people, the community and the including natural disasters, pandemics whole. XTO Energy, our unconventional environment by seeking to manage the and operational incidents. Regardless of lost-time incident rate exploration and production unit, continued risks inherent to our operations. Our the size, severity or cause of an event, each its year-on-year improvement trend and Operations Integrity Management System ExxonMobil facility and business unit has since 2000 achieved its best-ever LTIR results in 2019. (OIMS) serves as the foundation for access to trained responders and Our Fuels & Lubricants and Chemical managing process safety risks and resources. Cross-functional teams develop businesses continue to outperform their establishes clear process safety and practice emergency response tactics Since 2000, we have achieved a nearly 80 respective industry benchmarks. expectations, which are distributed through incident management teams and percent improvement in our workforce throughout our management systems. The emergency support groups around the lost-time incident rate. In 2019, we enhanced our focus on defining safeguards needed to protect against world. consistent Life Saving Actions, or process safety risks are built into OIMS and safeguards, for higher-consequence work integral to the way our facilities are This preparation enables ExxonMobil’s associated with lifting and rigging, and with designed, operated and maintained. We global operations to provide a robust work around mobile equipment. These verify and rigorously maintain these response in emergency situations to help actions are applicable to day-to-day safeguards to prevent or mitigate the protect the safety of people and the 27 years of OIMS activities where ExxonMobil and industry consequences of a process safety event. environment. ExxonMobil’s 2019 total workforce (employees and contractors) lost-time experience has shown tragic personnel incident rate per 200,000 work hours was 0.033, similar to our performance in For 27 years, our Operations Integrity safety outcomes still occur. We collaborate with our peers and 2018. In 2019, our employee total lost-time incident rate per 200,000 work In 2019, we carried out a Regional Management System has established a hours was 0.031 and our contractor lost-time incident rate per 200,000 work industry associations to share lessons Response Team exercise in Egypt to hours was 0.034. When compared with the American Petroleum Institute U.S. set of worldwide expectations for We work with our employees and learned. For example, we are actively petroleum industry workforce benchmark, ExxonMobil continues to be among demonstrate the readiness to plan and addressing risks inherent to our business, the industry leaders in safety performance.. contractors to understand Life Saving engaged in the Advancing Process Safety execute real-time field deployments including safety risks. Actions for these higher-consequence initiative, a collaborative effort between the *Incidents include injuries and illnesses. We base our safety data on effectively, based on the response actions information available at the time of publication. Workforce includes activities and how to verify critical, American Fuel and Petrochemical included in the Egyptian National Oil Spill employees and contractors. Depending on the reporting year, around 2 to 12 effective safeguards are in place before Manufacturers and the American Petroleum percent of the lost-time incidents are illness-related Contingency Plan. With more than 150 the work begins and during execution. Institute. The initiative aims to improve participants representing 27 countries, the With our focus on eliminating the most process safety performance across industry five day exercise strengthened alignment on serious incidents, we extended a steady by sharing experiences and knowledge response objectives between key multiyear improvement trend in 2019, while about process safety events, hazard stakeholders and the Regional Response also achieving a historically low rate of high- identification metrics and industry-proven Team. consequence injuries practices. Key Technology Capabilities Process Safety, Process Engineering, Materials Integrity, Facilities & Equipment, Process Control Systems 22

DRIVING VALUE CREATION AND INDUSTRY LEADING OPPORTUNITIES UPSTREAM DOWNSTREAM CHEMICAL FUNCTIONAL EXCELLENCE PEOPLE TECHNOLOGY SCALE INTEGRATION Industry-advantaged assets; Enables investment; accelerates Maximizes value; provides Strong culture of doing the right Commitment and hard work; optimized facilities; advances in experience and best practices; diversification; enables synergies things; effective systems and world-class capabilities; strong processes, products, and provides financial capacity procedures; consistent application retention and long tenure discoveries of knowledge 23DRIVING VALUE CREATION AND INDUSTRY LEADING OPPORTUNITIES UPSTREAM DOWNSTREAM CHEMICAL FUNCTIONAL EXCELLENCE PEOPLE TECHNOLOGY SCALE INTEGRATION Industry-advantaged assets; Enables investment; accelerates Maximizes value; provides Strong culture of doing the right Commitment and hard work; optimized facilities; advances in experience and best practices; diversification; enables synergies things; effective systems and world-class capabilities; strong processes, products, and provides financial capacity procedures; consistent application retention and long tenure discoveries of knowledge 23

UPSTREAM The strengths found in our ingenuity and global organization allow us to explore for and develop all resource types across the globe, relying on industry-leading technologies and capabilities to do so safely and responsibly. Our understanding of the global hydrocarbon endowment, coupled with our unique geoscience capabilities, allows us to identify and prioritize the development of the highest quality resources. With our experience and applied technologies, we can develop more oil and gas reserves at both new and mature fields. Advances in seismic imaging, reservoir simulation, drilling and facility design allow us to explore and develop deposits that were previously unidentified or unreachable. Major projects can be complex and capital intensive, which places a premium on execution excellence. ExxonMobil’s long history of a disciplined approach to investment, technological leadership and operational excellence positions us well to lead the industry in safely developing the most challenging projects. These projects include a diverse portfolio of conventional and unconventional opportunities; including oil, natural gas, heavy oil and deepwater projects. 24UPSTREAM The strengths found in our ingenuity and global organization allow us to explore for and develop all resource types across the globe, relying on industry-leading technologies and capabilities to do so safely and responsibly. Our understanding of the global hydrocarbon endowment, coupled with our unique geoscience capabilities, allows us to identify and prioritize the development of the highest quality resources. With our experience and applied technologies, we can develop more oil and gas reserves at both new and mature fields. Advances in seismic imaging, reservoir simulation, drilling and facility design allow us to explore and develop deposits that were previously unidentified or unreachable. Major projects can be complex and capital intensive, which places a premium on execution excellence. ExxonMobil’s long history of a disciplined approach to investment, technological leadership and operational excellence positions us well to lead the industry in safely developing the most challenging projects. These projects include a diverse portfolio of conventional and unconventional opportunities; including oil, natural gas, heavy oil and deepwater projects. 24

NATURAL GAS MARKETING Reliable supplies of natural gas and access to power are fundamental to the world’s economic growth and increased prosperity. ExxonMobil employs a global team of commercial experts to maximize the value of the company’s gas and natural gas liquids interests in meeting the growing needs of consumers around the world. With our detailed knowledge of global markets, we are able to capitalize on expanding natural gas and power markets. Natural gas, as an abundant lower-carbon fuel source, is expected to play an increasingly important role in powering the world’s economic growth over the coming decades. ExxonMobil is active and well positioned across the natural gas value chain in most major markets. Our global presence, combined with our ability to apply unique expertise across our Upstream, Downstream, and Chemical businesses, provides us with an important competitive advantage and leading capability to help meet the world’s growing energy demands. While ExxonMobil strives to provide the energy to meet increasing global demand, we maintain a relentless focus on safe operations. Safety is and always will be our number one priority. 25NATURAL GAS MARKETING Reliable supplies of natural gas and access to power are fundamental to the world’s economic growth and increased prosperity. ExxonMobil employs a global team of commercial experts to maximize the value of the company’s gas and natural gas liquids interests in meeting the growing needs of consumers around the world. With our detailed knowledge of global markets, we are able to capitalize on expanding natural gas and power markets. Natural gas, as an abundant lower-carbon fuel source, is expected to play an increasingly important role in powering the world’s economic growth over the coming decades. ExxonMobil is active and well positioned across the natural gas value chain in most major markets. Our global presence, combined with our ability to apply unique expertise across our Upstream, Downstream, and Chemical businesses, provides us with an important competitive advantage and leading capability to help meet the world’s growing energy demands. While ExxonMobil strives to provide the energy to meet increasing global demand, we maintain a relentless focus on safe operations. Safety is and always will be our number one priority. 25

EXECUTING GROWTH PLANS Deep portfolio of attractive unconventional, deepwater, and LNG opportunities Value / Pace might be different Major UNCONVENTIONAL DEEPWATER LNG projects Trading & optimization Revamps & improvements Guyana PNG Permian Guyana PNG Brazil Mozambique Brazil Mozambique • Includes diverse mix of resource types and shorter / longer-cycle developments • Provides optionality on investment timing and pace of development 26EXECUTING GROWTH PLANS Deep portfolio of attractive unconventional, deepwater, and LNG opportunities Value / Pace might be different Major UNCONVENTIONAL DEEPWATER LNG projects Trading & optimization Revamps & improvements Guyana PNG Permian Guyana PNG Brazil Mozambique Brazil Mozambique • Includes diverse mix of resource types and shorter / longer-cycle developments • Provides optionality on investment timing and pace of development 26

KEY GROWTH PROJECT PERMIAN Maximizing value balancing production rates, resource recovery, and capital efficiency MAXIMIZING LONG-TERM VALUE LOWER TOTAL DEVELOPMENT COSTS • Cube drilling simultaneously develops multiple stacked pay zones — Greatly reduces parent-child impacts — Maximizes resource recovery — Increases resource value (NPV) versus “best well” and “best bench” developments • Capital efficient large-scale cube development has multiple requirements — Capacity to run multiple rigs simultaneously — Surface infrastructure and logistics aligned with production ramp-up 27KEY GROWTH PROJECT PERMIAN Maximizing value balancing production rates, resource recovery, and capital efficiency MAXIMIZING LONG-TERM VALUE LOWER TOTAL DEVELOPMENT COSTS • Cube drilling simultaneously develops multiple stacked pay zones — Greatly reduces parent-child impacts — Maximizes resource recovery — Increases resource value (NPV) versus “best well” and “best bench” developments • Capital efficient large-scale cube development has multiple requirements — Capacity to run multiple rigs simultaneously — Surface infrastructure and logistics aligned with production ramp-up 27

KEY GROWTH PROJECT PERMIAN Maximizing value balancing production rates, resource recovery, and capital efficiency MAXIMIZING LONG-TERM VALUE LOWER TOTAL DEVELOPMENT COSTS • Understanding subsurface characteristics and fluid properties critical for successful cube development • Proprietary technologies provide a significant advantage — Key in selecting optimum well spacing and stacking, lateral length, and completion intensity — Cube sizes will vary by local geology and reservoir properties — Not all wells are spaced equally Key Technology Capabilities Subsurface prediction Lifecycle reservoir management & production optimization Unconventional development Right development concept Value Chain optimization: Well to Refinery/Chem plant 28KEY GROWTH PROJECT PERMIAN Maximizing value balancing production rates, resource recovery, and capital efficiency MAXIMIZING LONG-TERM VALUE LOWER TOTAL DEVELOPMENT COSTS • Understanding subsurface characteristics and fluid properties critical for successful cube development • Proprietary technologies provide a significant advantage — Key in selecting optimum well spacing and stacking, lateral length, and completion intensity — Cube sizes will vary by local geology and reservoir properties — Not all wells are spaced equally Key Technology Capabilities Subsurface prediction Lifecycle reservoir management & production optimization Unconventional development Right development concept Value Chain optimization: Well to Refinery/Chem plant 28

UNCONVENTIONAL RESEARCH AND DEVELOPMENT

Programs shaped by business strategies

LEGACY OF INNOVATION | APPLIED TECHNOLOGY | **RESEARCH AND DEVELOPMENT**

SIMULATION OF FRACTURING TECHNOLOGIES, VARYING LOADING PROFILES


CURRENT TECHNOLOGY
ADJUSTING LOADING RATES, DURATION, PEAK PRESSURE

- Simulation of novel fracturing technologies suggests opportunities to increase reservoir contact area
- Currently validating science via lab prototypes and planned field demonstrations

Key Technology Capabilities: Modeling; Physical and Mathematical Sciences; Subsurface Prediction

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KEY GROWTH PROJECT **GUYANA**

Exploration and development success increasing value of deepwater portfolio


DISCOVERED RESOURCE
Boeb
10
5
0
> 8 Boeb
2015
2016
2017
2018
2019

- Continuing to explore 6.6M acre Stabroek block
- 5 discoveries in 2019; 1 discovery to date in 2020
- 16 discoveries out of 18 wells drilled on the Stabroek block
- Industry-leading technologies foundational to exploration success
- "Explorer of the Year" three years in a row
- Stabroek gross recoverable resource increased to more than 8 Boeb
  - Average discovery size "giant" (>500 Moeb)
  - More than 3 Boeb added in 2019

Key Technology Capabilities
Subsurface prediction
Lifecycle reservoir management & production optimization

See supplemental information

ExxonMobil

30

TECHNOLOGY DEPLOYMENTS DEEPWATER Near-term value created through advances in existing capabilities, processes, and products RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY Integrates subsurface modeling capabilities in In EVtegrate OLUTION OF d SEISRe MIC se DATrvo A IN Gir UYANA • High-quality subsurface imaging from proprietary seismic seismic inversion and parallel reservoir simulation Modeling and Simulation design and processing that leverage our high-performance computing clusters, resulting in rapid (100x faster) scenario • Exploration success in Guyana underpinned by 3D testing seismic processing and interpretation technology 2015 — 16 of 18 wells resulted in discoveries — More than 8 Boeb recoverable resource base Additional reservoir identified in Liza complex • Leveraged advanced processing and interpretation — Linking seismic data to well results — Calibrating data for better understanding and identification of 2018 prospects — Key input for reservoir modeling and development planning Key Technology Capabilities Subsurface prediction, Lifecycle reservoir management and production optimization 31TECHNOLOGY DEPLOYMENTS DEEPWATER Near-term value created through advances in existing capabilities, processes, and products RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY Integrates subsurface modeling capabilities in In EVtegrate OLUTION OF d SEISRe MIC se DATrvo A IN Gir UYANA • High-quality subsurface imaging from proprietary seismic seismic inversion and parallel reservoir simulation Modeling and Simulation design and processing that leverage our high-performance computing clusters, resulting in rapid (100x faster) scenario • Exploration success in Guyana underpinned by 3D testing seismic processing and interpretation technology 2015 — 16 of 18 wells resulted in discoveries — More than 8 Boeb recoverable resource base Additional reservoir identified in Liza complex • Leveraged advanced processing and interpretation — Linking seismic data to well results — Calibrating data for better understanding and identification of 2018 prospects — Key input for reservoir modeling and development planning Key Technology Capabilities Subsurface prediction, Lifecycle reservoir management and production optimization 31

KEY GROWTH PROJECTS LNG Long-term demand driven by increasing power generation and lower emissions profile GLOBAL INDUSTRY LNG SUPPLY AND DEMAND EXXONMOBIL GLOBAL LNG SUPPLY Mta Market supply 700 Average of third party outlooks 6% New developments Demand 6% AAGR Under 350 2010 - 2019 3% construction Existing Existing supply ExxonMobil position 0% 0 2019 2025 2030 2010 2015 2020 2025 2030 2035 Source: Wood Mackenzie LNG tool and ExxonMobil analysis • LNG demand remains strong, driven by competitive costs and lower emissions in power generation • Additional ~210 Mta of capacity required by 2035; equivalent to ~60% of 2020 global demand • Portfolio of LNG developments maintains global supply position at ~6% — Key projects in Mozambique, PNG, and Golden Pass Key Technology Capabilities See supplemental information Facilities & Equipment, Materials Integrity 32KEY GROWTH PROJECTS LNG Long-term demand driven by increasing power generation and lower emissions profile GLOBAL INDUSTRY LNG SUPPLY AND DEMAND EXXONMOBIL GLOBAL LNG SUPPLY Mta Market supply 700 Average of third party outlooks 6% New developments Demand 6% AAGR Under 350 2010 - 2019 3% construction Existing Existing supply ExxonMobil position 0% 0 2019 2025 2030 2010 2015 2020 2025 2030 2035 Source: Wood Mackenzie LNG tool and ExxonMobil analysis • LNG demand remains strong, driven by competitive costs and lower emissions in power generation • Additional ~210 Mta of capacity required by 2035; equivalent to ~60% of 2020 global demand • Portfolio of LNG developments maintains global supply position at ~6% — Key projects in Mozambique, PNG, and Golden Pass Key Technology Capabilities See supplemental information Facilities & Equipment, Materials Integrity 32

FUELS VALUE CHAIN

RICHARD SENIOR
VICE PRESIDENT OF EMRE FUELS, PROCESS AND OPTIMIZATION TECHNOLOGY

Downstream As the largest global refiner, the majority of our refining capacity is integrated with our lubricants and/or chemical businesses. ExxonMobil’s global Fuels & Lubricants organization drives the efficient development and deployment of global best-practices and new technologies. We manufacture and distribute products derived from crude oil and other feedstocks. Our global network of manufacturing plants, transportation systems and distribution centers provides fuels, lubricants and other high-value products to customers. We are the world’s leading supplier of lubricant basestocks and the largest global marketer of finished lubricants. Supported by a highly trained field force, a strong distributor network and abundant supply, ExxonMobil delivers high-quality products and application expertise to customers around the world. We also create long-term value by selling high-quality products and services daily to millions of customers across the globe. We market our Synergy™ fuels and other products to millions of customers worldwide through Esso, Exxon and Mobil- branded retail service stations, as well as global business-to-business segments — Industrial, Wholesale Fuels, Aviation Fuels & Lubricants, and Marine Fuels & Lubricants. 35Downstream As the largest global refiner, the majority of our refining capacity is integrated with our lubricants and/or chemical businesses. ExxonMobil’s global Fuels & Lubricants organization drives the efficient development and deployment of global best-practices and new technologies. We manufacture and distribute products derived from crude oil and other feedstocks. Our global network of manufacturing plants, transportation systems and distribution centers provides fuels, lubricants and other high-value products to customers. We are the world’s leading supplier of lubricant basestocks and the largest global marketer of finished lubricants. Supported by a highly trained field force, a strong distributor network and abundant supply, ExxonMobil delivers high-quality products and application expertise to customers around the world. We also create long-term value by selling high-quality products and services daily to millions of customers across the globe. We market our Synergy™ fuels and other products to millions of customers worldwide through Esso, Exxon and Mobil- branded retail service stations, as well as global business-to-business segments — Industrial, Wholesale Fuels, Aviation Fuels & Lubricants, and Marine Fuels & Lubricants. 35

EFFICIENT MANUFACTURING

Scale and integration provide significant cost advantages


SCALE
Indexed vs. industry
180%
120%
60%
Industry
ExxonMobil

Source: S&P Global Platts and ExxonMobil analysis


OPEX
Indexed vs. industry
100%
90%
80%
Industry
ExxonMobil

Source: Solomon 2018 data, ExxonMobil estimates

- Average refinery capacity 75% higher than industry
- Cost advantage of 10% compared to average refiner, resulting in $900M annual benefit
- First-quartile energy efficiency with 34 cogeneration units across network
- Advanced analytics, applied across global refining network, strengthen efficiency and reliability

Key Technology Capabilities
Facilities & Equipment, Modeling & Optimization, Materials Integrity, Process Control Systems, Process Innovation & Development, Active Materials, Process Engineering

ExxonMobil

36

EFFICIENT MANUFACTURING Scale and integration provide significant cost advantages • Interchange of process streams represents 30% of total crude processing at integrated sites • Enables lower feedstock costs and production of highest-value products • Synergies include shared resources, interconnected facilities, and coordinated operating practices Key Technology Capabilities Process Safety, Process Engineering, Process Control Systems, Materials Integrity, Facilities & Equipment, Environmental, Modeling & Optimization, Product-specific capabilities 37EFFICIENT MANUFACTURING Scale and integration provide significant cost advantages • Interchange of process streams represents 30% of total crude processing at integrated sites • Enables lower feedstock costs and production of highest-value products • Synergies include shared resources, interconnected facilities, and coordinated operating practices Key Technology Capabilities Process Safety, Process Engineering, Process Control Systems, Materials Integrity, Facilities & Equipment, Environmental, Modeling & Optimization, Product-specific capabilities 37

IMPROVING REFINERY **CONFIGURATION**

Upgrading production with proprietary technology and portfolio highgrading

REFINING CONFIGURATION – 2023
Kbd



'08
'19
'23
2,000
1,000
0
North America
Europe
Asia
High conversion
Medium conversion
Low conversion

Source: ExxonMobil analysis of refining configuration
See supplemental information

- Higher conversion advantaged by up to $7/bbl in recent years
- Leading global coking capacity, mostly in North America
- Portfolio highgrading with 14 refinery divestments and three advantaged projects to upgrade low-value products
- Advancing technology solutions to further improve yields at industry-leading cost of supply
- Increasing capacity for Permian light oil in U.S. Gulf Coast

Key Technology Capabilities
Process Innovation & Development, Active Materials, Process Engineering, Facilities & Equipment, Modeling & Optimization

ExxonMobil

38

EVOLVING FUEL PRODUCT PORTFOLIO

Supporting the transportation industry's drive to help customers increase fuel efficiency and lower their emissions

- Synergy™ Gasoline
- Synergy™ Diesel Efficient
- EMF.5™ marine fuels
- OEM low-emissions fuels collaborations



Synergy
Synergy
Synergy

Key Technology Capabilities
Combustion Science & Emissions; Powertrain & After treatment; Product Testing; Additive Chemistry & Formulation; Life Cycle Analysis across feed-process-Product for transportation fuels

- Meets society's sustainability goals
- Affordable
- Driven by consumer choice
- Demonstrated technical readiness
- Supported by regulation
- Deployable across markets
- Infrastructure to support deployment
- Reliable supply chain
- Scalable

ExxonMobil

39

END TO END VALUE CHAIN **OPTIMIZATION**

INTEGRATED VALUE CHAINS



Upstream
Research & Technology
Exploration & Development
Production
Downstream
Research & Technology
Refining
Fuels, Lubricants, & Specialties
Chemical
Research & Technology
Liquids
Polymers

SOME TYPES OF OPTIMIZATION PROBLEMS WE SOLVE


BLENDING


NETWORK DESIGN


CRUDE PURCHASE PLANNING*


REAL-TIME OPTIMIZATION


REFINERY CONTROL


FLEET SIZE PLANNING


MARINE TRANSP. PLANNING*


CARGO SCHEDULING


INVENTORY FORECASTING


CIRCUIT SUPPLY PLANNING

Key Technology Capabilities
Materials Molecular and Physical Characterization, Advanced Math Modeling & Optimization, Process Control Systems, Process Engineering, Product Formulation/Blending

ExxonMobil

40

LUBES VALUE CHAIN



MIKE KERBY
VICE PRESIDENT OF LUBRICANTS TECHNOLOGY

EVOLVING DEMAND

Robust demand growth for higher-value products

LIQUIDS DEMAND GROWTH
Indexed to 2017



140%
100%
60%
2017
2020
2025
Group II basestock[1]
Chemical feedstock[2]
Distillates[3]
Gasoline
Fuel oil[4]

Source: 2019 ExxonMobil Outlook for Energy and additional ExxonMobil analysis

1) ExxonMobil analysis – Group II
2) ExxonMobil estimate includes LPG, naphtha, and gasoil
3) Include kerosene and jet
4) Fuel oil represents high-sulfur fuel oil, International Maritime Organization (IMO)

- Fuel economy standards drive increasing demand for higher-quality lubricants and Group II basestocks
- Increase in demand for chemical products underpins growth in refining feedstocks
- Demand for distillates grows due to increasing commercial transportation and aviation
- Gasoline consumption moderates with improved efficiency of light-duty fleet
- Fuel oil demand projected to decline 25% with IMO low-sulfur standards

Key Technology Capabilities
Process Innovation & Development, Active Materials, Process Engineering, Facilities & Equipment, Lubes, Fuels, and Chemicals-Specific Technology Capabilities, Modeling & Optimization

ExxonMobil

42

LUBRICANTS VALUE CHAIN **LEADERSHIP**

Leveraging global footprint across value chains

MAJOR PROJECTS | REVAMPS AND IMPROVEMENTS | **OPTIMIZATION, TRADING, MARKETING**

GLOBAL SYNTHETIC LUBRICANTS SALES GROWTH
Indexed to 2011



250%
200%
150%
100%
ExxonMobil
Industry
2011
2019
2022

Source: Kline (industry), ExxonMobil estimates (ExxonMobil)

- Fuel economy standards driving growth in synthetics demand
- ExxonMobil is the leading global supplier of synthetic lubricants[1]
  - Global sales have increased 9% per year since 2011
  - Strong growth in China with sales volume doubling since 2015

Key Technology Capabilities
Product & Application Development
Lubricants-Specific Technology Capabilities
Value chain optimization

[1] Kline
See supplemental information

ExxonMobil

43

HIGH-VALUE SYNTHETICS LUBRICANTS GROWTH Margin uplift* Barrel of Crude Basestocks 6x Waxes 10x Finished Lubricants 20x 1% Synthetic Lubricants60x • Strongest market position in industry: #1 * versus average ExxonMobil refinery margin basestocks • Value chain delivered significant earnings in 2019 Key Technology Capabilities Product & Application Development Lubricants-Specific Technology Capabilities Source: Kline & Company Value chain optimization See supplemental information 44HIGH-VALUE SYNTHETICS LUBRICANTS GROWTH Margin uplift* Barrel of Crude Basestocks 6x Waxes 10x Finished Lubricants 20x 1% Synthetic Lubricants60x • Strongest market position in industry: #1 * versus average ExxonMobil refinery margin basestocks • Value chain delivered significant earnings in 2019 Key Technology Capabilities Product & Application Development Lubricants-Specific Technology Capabilities Source: Kline & Company Value chain optimization See supplemental information 44

TECHNOLOGY DEPLOYMENTS **DOWNSTREAM**

Near-term value created through advances in existing capabilities, processes, and products

LEGACY OF INNOVATION | **APPLIED TECHNOLOGY** | RESEARCH AND DEVELOPMENT

Key Technology Capabilities
Process Innovation & Development, Active Materials, Modeling, Process Engineering, Facilities & Equipment, Fuels and Lubes-Specific Capabilities

SINGAPORE RESID UPGRADE TECHNOLOGY



Residual streams



Advanced analytical techniques and compositional models



Proprietary process and catalyst technology



Clean fuels and lubricant basestocks

- Singapore resid upgrade project converts residual feed components to higher-value products
- Significant technical achievement enabled by modeling, process, and catalyst capabilities
- Proprietary technology adds $200M to project annual earnings potential versus conventional upgrading[1]

[1] ExxonMobil assessment of Singapore resid upgrading technology versus alternative. Estimated technology contributions to project earnings.

ExxonMobil

45

CHEMICAL
DAVE MCCONVILLE
VICE PRESIDENT OF CHEMICAL TECHNOLOGY

CHEMICAL ExxonMobil Chemical is one of the largest chemical manufacturing companies in the world. Our unique portfolio of commodity and specialty businesses generates annual sales of nearly 25 million tonnes of prime products. We operate major manufacturing facilities in key markets around the world, and our products serve as the building blocks for a wide variety of everyday consumer and industrial products. We process feedstocks from ExxonMobil’s Upstream and Downstream operations, supplemented by market sources, to manufacture chemical products for higher- value end uses. We focus on product lines that capitalize on advantages in scale and technology, building on our strengths in advantaged feedstocks, lower-cost processes, and performance products. Visit ExxonMobil Chemical for more information. 47CHEMICAL ExxonMobil Chemical is one of the largest chemical manufacturing companies in the world. Our unique portfolio of commodity and specialty businesses generates annual sales of nearly 25 million tonnes of prime products. We operate major manufacturing facilities in key markets around the world, and our products serve as the building blocks for a wide variety of everyday consumer and industrial products. We process feedstocks from ExxonMobil’s Upstream and Downstream operations, supplemented by market sources, to manufacture chemical products for higher- value end uses. We focus on product lines that capitalize on advantages in scale and technology, building on our strengths in advantaged feedstocks, lower-cost processes, and performance products. Visit ExxonMobil Chemical for more information. 47

CURRENT ASSET **PORTFOLIO**

Maintaining market leadership across majority of product applications



GAS
LIQUIDS
CRUDE
STEAM CRACKERS
OLEFIN DERIVATIVE UNITS
REFINERY
AROMATICS PLANTS

2019
29 Mta

Product	Market position[1]	Example applications
POLYETHYLENE	1	Packaging, agricultural film, piping, liquid containers
POLYPROPYLENE	9	Automotive, appliance, hygiene, diapers
OTHER EXAMPLES: FLUIDS	1	*Fluids*: drilling fluids, solvents
SYNTHETICS	1	*Synthetics*: lubricants
BUTYL	1	*Butyl*: tires
VISTAMAXX	1	*Vistamaxx*: packaging, molded parts
PARAXYLENE	2[2]	Clothing, food, liquid containers

[1] IHS Markit and ExxonMobil estimates based on available data
[2] Market position includes paraxylene and benzene

ExxonMobil

Key Technology Capabilities (In addition to all those required for manufacturing support and process development
Product & Application Development

48

EXPANDING ADVANTAGED PORTFOLIO Projects grow performance product volumes ADVANTAGED GROWTH PROJECTS PERFORMANCE PRODUCTS 2019 2025 2025 1 Earnings 29 Mta 34 Mta • Growing performance products to increase portfolio value Performance GAS OLE F I N OLE F I N• Higher-value performance products OLE F I N STE A M products D E R I VA DT EIR VIE VA TI VE D E R I VA TI VE CR A CK E R S LIQUIDS U NI TS U NI TS U NI TS translate to higher earnings 51 51 assets assets CRUDE Key Technology Capabilities R E F I NE R Y Product & Application Development, Process Innovation & Development, Active Materials, Polymer Catalysis, Modeling & Optimization, Commodity Process Engineering, Facilities & Equipment products 1 5 year average margins A R O MA TI CS P LA NTS 49EXPANDING ADVANTAGED PORTFOLIO Projects grow performance product volumes ADVANTAGED GROWTH PROJECTS PERFORMANCE PRODUCTS 2019 2025 2025 1 Earnings 29 Mta 34 Mta • Growing performance products to increase portfolio value Performance GAS OLE F I N OLE F I N• Higher-value performance products OLE F I N STE A M products D E R I VA DT EIR VIE VA TI VE D E R I VA TI VE CR A CK E R S LIQUIDS U NI TS U NI TS U NI TS translate to higher earnings 51 51 assets assets CRUDE Key Technology Capabilities R E F I NE R Y Product & Application Development, Process Innovation & Development, Active Materials, Polymer Catalysis, Modeling & Optimization, Commodity Process Engineering, Facilities & Equipment products 1 5 year average margins A R O MA TI CS P LA NTS 49

PERFORMANCE PRODUCTS DRIVE **DIFFERENTIATION**

Leveraging technology to differentiate ExxonMobil through the value chain



50%
SALES GROWTH
BY 2025
2018
PROGRESS
46 new, innovative
programs initiated
71 major plant
trials conducted
8 new products
commercialized and
6 new applications
launched
2,500 new
leads identified
1,500
customer trials
conducted
5,000
customers
80
application
development teams
200
performance products

- Product demand growth driven by customer application success
- Collaborative innovation pipeline built up over decades
- Local, market-facing personnel in 33 countries
- Delivers 50% performance products sales growth from 2017-2025

Key Technology Capabilities
Product & Application Development, Process Innovation & Development, Polymer Catalysis, Modeling, Life Cycle Assessment

ExxonMobil

50

TECHNOLOGY DEPLOYMENTS **CHEMICAL**

Near-term value created through advances in existing capabilities, processes, and products

LEGACY OF INNOVATION | **APPLIED TECHNOLOGY** | RESEARCH AND DEVELOPMENT

PERFORMANCE POLYETHYLENE EVOLUTION[1]
Indexed to commodity polyethylene



Processability
Properties
1980s commodity PE
1995 Exceed™
2008 Enable™
2015 Exceed™XP
ExxonMobil performance PE grades

- Polyethylene product evolution combined improvements in properties with processability, enabled by:
  - Fundamental property and application understanding
  - Proprietary metallocene catalyst platform
  - Pilot plants to scale up laboratory leads
- Enhanced properties improve sustainability – thinning and light-weighting of end products
- Improvement in performance aligned with market demands, contributes to higher margins

Key Technology Capabilities
Product & Application Development, Process Innovation & Development, Polymer Catalysis, Modeling, Life Cycle Assessment

ExxonMobil

[1] See supplemental information

51

PLASTIC PACKAGING BENEFITS AND WASTE **SOLUTIONS**

Plastic provides sustainability benefits versus alternatives

PLASTIC PACKAGING VS. ALTERNATIVES[1]
Indexed to alternatives[2]



100%
50%
0%
Alternatives
Plastics
Energy consumption
Carbon footprint
Solid waste
Water usage

Source: Franklin Associates study sponsored by ACC, 2018

[1] Adapted from Franklin Associates "Life Cycle Impacts of Plastic Packaging ..." study sponsored by ACC, 2018; U.S. results max decomposition case

[2] Alternatives include steel, aluminum, glass, paper-based packaging, wood, fiber-based textiles

- Significant plastic packaging benefits versus alternatives
  - Lower life cycle GHG impacts
  - Alternatives generate ~5x the waste of plastic
- Global waste issue is broader than plastics
- Advancing solutions for plastics
  - Founding member of Alliance to End Plastic Waste
  - Providing products that enhance recyclability
  - Working to transform plastic waste into feedstock

Key Technology Capabilities
Product & Application Development, Process Innovation & Development, Polymer Catalysis, Modeling, Life Cycle Assessment, Process Engineering, Facilities & Equipment

ExxonMobil

52

CORPORATE OBJECTIVES
VIJAY SWARUP
VICE PRESIDENT OF RESEARCH AND ENGINEERING

TECHNOLOGY ADVANCES NEEDED FOR EVOLVING ENERGY SYSTEM Near-term actions the Company is taking to prepare for a lower-carbon future, include: • Expanding supplies of cleaner-burning natural gas. • Improving energy efficiency in operations. • Operating and investing in carbon capture and storage. • Reducing flaring and methane emissions from operations. • Developing products, such as premium lubricants, light-weight plastics, and special tire liners to help consumers improve efficiency and reduce emissions. • Advocating for effective climate policy to address the risks of climate change at the lowest societal cost 54TECHNOLOGY ADVANCES NEEDED FOR EVOLVING ENERGY SYSTEM Near-term actions the Company is taking to prepare for a lower-carbon future, include: • Expanding supplies of cleaner-burning natural gas. • Improving energy efficiency in operations. • Operating and investing in carbon capture and storage. • Reducing flaring and methane emissions from operations. • Developing products, such as premium lubricants, light-weight plastics, and special tire liners to help consumers improve efficiency and reduce emissions. • Advocating for effective climate policy to address the risks of climate change at the lowest societal cost 54

TECHNOLOGY KEY TO REDUCING SOCIETAL COSTS OF 2ºC PATHWAY Costs borne by society to Technology Breakthrough Opportunities lower GHG emissions Power grid reliability & long-duration storage: Batteries, chemical storage, hydrogen o Hypothetical ~2 C ~2 B policy / technology Higher Lower-carbon commercial transport: algae & Below frontier cellulosic biofuels, fuel cells, batteries societal Poverty costs Lower-carbon industrial processes: carbon capture, hydrogen, process intensification Advanced, less carbon-intensive materials for efficient buildings and infrastructure Technology advances likely to reduce costs of policies on Negative emissions: bioenergy with carbon capture, society direct air capture, CO utilization 2 Lower societal costs Key Technology Capabilities Societal Costs / Technology matrix is illustrative only Technology Process Innovation & Development, Active Materials, Materials advancement Existing Advances Breakthrough Integrity, Modeling & Optimization, Physical and Mathematical (e.g. natural gas, (e.g. negative emissions, storage, Sciences, Process Engineering, Facilities & Equipment, Life Cycle wind, solar, CCS) CCU, advanced biofuels) Assessment, Environmental, Bioscience Source: ExxonMobil 2019 Outlook for Energy 55TECHNOLOGY KEY TO REDUCING SOCIETAL COSTS OF 2ºC PATHWAY Costs borne by society to Technology Breakthrough Opportunities lower GHG emissions Power grid reliability & long-duration storage: Batteries, chemical storage, hydrogen o Hypothetical ~2 C ~2 B policy / technology Higher Lower-carbon commercial transport: algae & Below frontier cellulosic biofuels, fuel cells, batteries societal Poverty costs Lower-carbon industrial processes: carbon capture, hydrogen, process intensification Advanced, less carbon-intensive materials for efficient buildings and infrastructure Technology advances likely to reduce costs of policies on Negative emissions: bioenergy with carbon capture, society direct air capture, CO utilization 2 Lower societal costs Key Technology Capabilities Societal Costs / Technology matrix is illustrative only Technology Process Innovation & Development, Active Materials, Materials advancement Existing Advances Breakthrough Integrity, Modeling & Optimization, Physical and Mathematical (e.g. natural gas, (e.g. negative emissions, storage, Sciences, Process Engineering, Facilities & Equipment, Life Cycle wind, solar, CCS) CCU, advanced biofuels) Assessment, Environmental, Bioscience Source: ExxonMobil 2019 Outlook for Energy 55

LOW-EMISSION RESEARCH AND DEVELOPMENT

Programs shaped by business strategies and the dual challenge

LEGACY OF INNOVATION | APPLIED TECHNOLOGY | **RESEARCH AND DEVELOPMENT**

METAL ORGANIC FRAMEWORK (MOF) FOR CCS



mosaic materials

Berkeley Department of Chemistry

FUEL CELL TECHNOLOGY FOR CCS

fuelcellenergy



Natural gas
REFINERY
FUEL CELL
Electricity
Hydrogen
Low concentration CO_2
High concentration CO_2 sequestration

- Collaborating with partners on novel, high-surface area materials for carbon capture
  - Partnerships combine metal organic framework expertise with ExxonMobil's process scale-up capabilities
- Progressing design of carbonate fuel cell (CFC) for CO_2 capture at Rotterdam refinery
  - Joint development with FuelCell Energy
  - Demonstration of CFC technology, supplying data to inform commercial-scale developments
- Advancing additional CCS technology-to-scale collaborations
  - Direct air capture with Global Thermostat
  - Multiple technologies via energy centers and national laboratories

Global Thermostat

Key Technology Capabilities
Process Innovation & Development, Active Materials, Modeling

ExxonMobil

56

LOW-EMISSION RESEARCH AND DEVELOPMENT

Programs shaped by business strategies and the dual challenge

LEGACY OF INNOVATION | APPLIED TECHNOLOGY | **RESEARCH AND DEVELOPMENT**



LAND PRODUCTIVITY OF BIOFUELS
Bbls / acre / year
150
75
0
Soybean
Corn
Palm
Sugarcane
Algae[1]
Algae potential[2]
Collaboration with
SYNTHETIC GENOMICS

- Algae represents opportunity to scale biofuels with significantly higher land productivity versus alternatives
- Advancing biology required for development of suitable algae strains with Synthetic Genomics
- Demonstrated step-change improvements in biomass productivity across multiple algae species

Key Technology Capabilities
Bioscience, Process Innovation & Development, Modeling, Life Cycle Assessment

[1] Expected outdoor performance of current best strain. Outdoor testing in progress.
[2] ExxonMobil assessment of near-term potential, based upon laboratory results and pace of biology progress. Outdoor testing in progress.

ExxonMobil
57

LOW-EMISSION RESEARCH AND DEVELOPMENT

Programs shaped by business strategies and the dual challenge

LEGACY OF INNOVATION | APPLIED TECHNOLOGY | **RESEARCH AND DEVELOPMENT**

AREA REQUIRED TO REPLACE 10% OF U.S. TRANSPORTATION DEMAND[1]


Corn
Algae[2]
Algae target[3]

Collaboration with

SYNTHETIC GENOMICS

- Algae represents opportunity to scale biofuels with significantly higher land productivity versus alternatives
- Advancing biology required for development of suitable algae strains with Synthetic Genomics
- Demonstrated step-change improvements in biomass productivity across multiple algae species
- Scale-up to outdoor growth systems in parallel with laboratory effort focuses on solving key biology and engineering challenges
- Progressing towards target of technical readiness for production of 10 Kbd by 2025

Key Technology Capabilities
Bioscience, Process Innovation & Development, Modeling, Life Cycle Assessment, Process Engineering, Facilities & Equipment

[1] ExxonMobil analysis, U.S. gasoline and diesel demand
[2] Microalgae without genetic engineering, outdoor average oil production
[3] ExxonMobil biology target for outdoor average oil production from genetically engineered algae

ExxonMobil

58

NOVEL PRODUCTS RESEARCH AND DEVELOPMENT Programs shaped by business strategies and the dual challenge RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY PRODUCTS FOR STRUCTURAL APPLICATIONS HYDROCARBON PROCESSES Polymerization FEED Thermal chemistry • Leveraging catalysis and polymerization capabilities to develop sustainable materials for high-volume structural applications • Potential to replace high-CO intensity materials such as steel and cement 2 Key Technology Capabilities Process Innovation & Development, Polymers Chemistry and Catalysts, Active Materials, Product and Application Development 59NOVEL PRODUCTS RESEARCH AND DEVELOPMENT Programs shaped by business strategies and the dual challenge RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY PRODUCTS FOR STRUCTURAL APPLICATIONS HYDROCARBON PROCESSES Polymerization FEED Thermal chemistry • Leveraging catalysis and polymerization capabilities to develop sustainable materials for high-volume structural applications • Potential to replace high-CO intensity materials such as steel and cement 2 Key Technology Capabilities Process Innovation & Development, Polymers Chemistry and Catalysts, Active Materials, Product and Application Development 59

COLLABORATIONS ENABLE TECHNOLOGY SOLUTIONS

Collaborations expand technology development and deployment

LEGACY OF INNOVATION | APPLIED TECHNOLOGY | **RESEARCH AND DEVELOPMENT**

Energy center low-emission focus areas[1]	MITei	Princeton E-ffiliates Partnership EFFILIATES	Energy Institute	Stanford Strategic Energy Alliance	SINGAPORE ENERGY CENTRE	
Renewable power	●	●	●	●	●	
Carbon capture	●	●	●	●	●	●
Grid-scale electron storage			●	●		
Long-distance battery storage				●		
Hydrogen	●	●	●			
Gas conversion	●	●		●		
New products	●	●			●	
Liquids conversion	●		●			

- External collaborations combine university science capabilities with ExxonMobil's expertise in scaling technology
- Progressing joint research and development with academia, national laboratories, and industry partners

[1] Covers active collaborations and proposals in progress

ExxonMobil

60

RESEARCH AND DEVELOPMENT PORTFOLIO Programs shaped by business strategies and the dual challenge RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY Recovery and capital efficiency Unconventional Higher-value products Products Advanced models and simulations Subsurface Conversion of gas to higher-value products Gas conversion Advanced biofuels, CCS, and novel manufacturing technologies Low-emission 80 $1B 2,300 Annual R&D Ph.D. scientists University collaborations investment and engineers 61RESEARCH AND DEVELOPMENT PORTFOLIO Programs shaped by business strategies and the dual challenge RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY Recovery and capital efficiency Unconventional Higher-value products Products Advanced models and simulations Subsurface Conversion of gas to higher-value products Gas conversion Advanced biofuels, CCS, and novel manufacturing technologies Low-emission 80 $1B 2,300 Annual R&D Ph.D. scientists University collaborations investment and engineers 61

TECHNOLOGY KEY MESSAGES • Proven track record of translating fundamental science to commercial success • Near-term value created through advances in existing capabilities, processes, and products • Research and development programs shaped by business strategies and the dual challenge • Collaborating with external laboratories, companies, and universities expands technology development and deployment 62TECHNOLOGY KEY MESSAGES • Proven track record of translating fundamental science to commercial success • Near-term value created through advances in existing capabilities, processes, and products • Research and development programs shaped by business strategies and the dual challenge • Collaborating with external laboratories, companies, and universities expands technology development and deployment 62

ORGANIZATION OVERVIEW AND HISTORY OF INNOVATION



VIJAY SWARUP
VICE PRESIDENT OF RESEARCH AND ENGINEERING

EXXONMOBIL TECHNOLOGY ORGANIZATIONS


EXXONMOBIL CORPORATION
UPSTREAM
DOWNSTREAM
CHEMICAL
Business Development
Oil & Gas
Fuels Value Chain
Lubes Value Chain
Performance Derivatives
Basic Chemicals, Integration, Growth
Upstream Integrated Solutions (Research & Technology Development, Surface, Subsurface, Digital, Wells)
EMRE Fuels, Process & Opt. Lubes Technology
Chemical Technology
EMRE Engineering
EMRE R&D
Corporate Strategic Research, Process Technology, R&D Ops, Biomedical Sciences

ExxonMobil

64

TECHNOLOGY PIPELINE FOR COMPETITIVE ADVANTAGE Proven track record of translating fundamental science to commercial scale RESEARCH AND DEVELOPMENT PROCESS/OPERATION PRODUCTS • Development, deployment of • Development, deployment of • Corporate-driven and new process technologies new products business-driven portfolios • Experts support for major • Extensions to new projects, extensions of current applications technology involvement and • Technical support for market troubleshooting development 65TECHNOLOGY PIPELINE FOR COMPETITIVE ADVANTAGE Proven track record of translating fundamental science to commercial scale RESEARCH AND DEVELOPMENT PROCESS/OPERATION PRODUCTS • Development, deployment of • Development, deployment of • Corporate-driven and new process technologies new products business-driven portfolios • Experts support for major • Extensions to new projects, extensions of current applications technology involvement and • Technical support for market troubleshooting development 65

TECHNOLOGY LEADERSHIP Proven track record of translating fundamental science to commercial scale RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY ADVANTAGE PROCESSES RESEARCH AND DEVELOPMENT PERFORMANCE PRODUCTS BUTYL RUBBER FLUID CATALYTIC CRACKING 3D SEISMIC • Alternative to natural rubber• Initially enabled production of high- • Revolutionized subsurface imaging quality aviation fuel • Many commercial applications • Enabled greater success in • Basis for further process and catalyst exploration and development advances 66TECHNOLOGY LEADERSHIP Proven track record of translating fundamental science to commercial scale RESEARCH AND DEVELOPMENT LEGACY OF INNOVATION APPLIED TECHNOLOGY ADVANTAGE PROCESSES RESEARCH AND DEVELOPMENT PERFORMANCE PRODUCTS BUTYL RUBBER FLUID CATALYTIC CRACKING 3D SEISMIC • Alternative to natural rubber• Initially enabled production of high- • Revolutionized subsurface imaging quality aviation fuel • Many commercial applications • Enabled greater success in • Basis for further process and catalyst exploration and development advances 66

EXXONMOBIL HISTORY OF TECHNOLOGY BREAKTHROUGHS DIGITAL SIMULATOR 3D SEISMIC LOW- SULFUR GASOLINE HIGH ADVANCED OCTANE METALLURGY GASOLINE PLASTIC SPECIALTY PLASTICS 1940 1950 1960 1970 1980 1990 2000 2010 T O D A Y SYNTHETIC ULTRA- CATALYST DEEPWATER MOBIL 1 MOBIL 1 DEVELOPMENT ANNUAL SYNTHETIC PROTECTION LUBRICANT EXTENDED- REACH TIRE DRILLING LITHIUM RUBBER BATTERIES ULTRA-LOW SULFUR DIESELEXXONMOBIL HISTORY OF TECHNOLOGY BREAKTHROUGHS DIGITAL SIMULATOR 3D SEISMIC LOW- SULFUR GASOLINE HIGH ADVANCED OCTANE METALLURGY GASOLINE PLASTIC SPECIALTY PLASTICS 1940 1950 1960 1970 1980 1990 2000 2010 T O D A Y SYNTHETIC ULTRA- CATALYST DEEPWATER MOBIL 1 MOBIL 1 DEVELOPMENT ANNUAL SYNTHETIC PROTECTION LUBRICANT EXTENDED- REACH TIRE DRILLING LITHIUM RUBBER BATTERIES ULTRA-LOW SULFUR DIESEL

SUMMARY AND NEXT STEPS

ROB CRANE
PROCESS TECHNOLOGY MANAGER AND ASSESSMENT LEAD,
EXXONMOBIL RESEARCH AND ENGINEERING

NEXT STEPS • Attend a live, 90-min Q&A session with presenters (Feb 19, Mar 8, Mar 30) • Attend panel discussion • Provide us your input 69NEXT STEPS • Attend a live, 90-min Q&A session with presenters (Feb 19, Mar 8, Mar 30) • Attend panel discussion • Provide us your input 69

KEY QUESTIONS FOR PANELISTS

1a. Are there any capabilities you would add and why?
1b. Are there any capabilities you would change and why?
1c. Are there any capabilities you would eliminate and why?

2a. How well does the capability address the near term (5 yr) objectives and why?

1. Inadequate
2. Below Expectation
3. Meets Expectation
4. Above Expectation
5. Beyond Expectation

2b. How well does the capability address the longer term (5 – 20+ yr) objectives and why?

1. Inadequate
2. Below Expectation
3. Meets Expectation
4. Above Expectation
5. Beyond Expectation

3. How are the capabilities positioned relative to competitors?

Capability Positions

Position	Definition
Clear Leader	• Sets the pace and direction of technology development • Recognized for such in the industry
Strong	• Able to express independent technical actions • Sets new directions
Favorable	• Able to sustain technological competitiveness in general and/or leadership in technical niches
Tenable	• Unable to set independent course, continually in catch-up • Difficult to maintain / grow required competencies
Weak	• Unable to sustain quality of outputs vs. competitors • Short-term, fire-fighting mode, low or retiring expertise

4. Please comment on our facilities/equipment/labs and tools relative to state of the art.

5. What alternatives to the capability exist external to ExxonMobil?
People; Facilities/Equipment/Labs; Tools; Approaches
   a. What are potential opportunities for efficiency/effectiveness with these alternatives?
   b. Where in the world do the capabilities exist?
      a. Who is the best? Are there new emerging entrants?
      b. What is the difference between the capabilities available in geographic locations?
      c. Are they accessible to ExxonMobil?

6a. Where are there synergies between capabilities and/or between technology groups that we are not capturing or not fully exploiting?
6b. Why are these synergies valuable to capture?
6c. What could we do to fully exploit these synergies?

7. Did you identify any areas where there may be duplicate efforts in our capabilities? If so, please specify where the duplication of efforts exists and if it is causing inefficiencies?

8. Which other capabilities or emerging science areas could significantly impact our ability to meet objectives?

9a. Based on our near term objectives, is the need for this capability expected to increase, decrease, or stay the same?
9b. Based on our longer term objectives, is the need for this capability expected to increase, decrease, or stay the same?

10. What is the ability to differentiate each capability?
High / Medium/ Low

70

THANK YOU 71THANK YOU 71

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020, ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020 and ExxonMobil’s Form 8-K filed with the SEC on February 2, 2021. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.